UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2016. The net asset value (NAV) at that date was $24.57 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $21.42.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2016
Cohen & Steers Infrastructure Fund at NAV[a]	14.90%
Cohen & Steers Infrastructure Fund at Market Value[a]	16.65%
Linked Blended Benchmark[b]	12.22%
S&P 500 Index[b]	3.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Infrastructure Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and can deviate from the NAV per share of the Fund.

b  The Linked Blended Benchmark is represented by the performance of the blended benchmarks consisting of 80% UBS 50/50 Global Infrastructure & Utilities Index-net (UBS 50/50) / 20% BofA Merrill Lynch Fixed-Rate Preferred Securities Index through 3/31/2015 and 80% FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) / 20% BofA Merrill Lynch Fixed-Rate Preferred Securities Index thereafter. The UBS 50/50 Index was replaced because UBS retired the benchmark on March 31, 2015. The UBS 50/50 tracked a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The index was free-float market-capitalization-weighted and reconstituted annually with quarterly rebalances and was net of dividend withholding taxes. The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The FTSE 50/50 is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.40 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Fair Value Policy

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Market Review

Global listed infrastructure produced a strong total return for the six-month period ended June 30, 2016, performing well amid challenging conditions for stocks broadly. Markets initially tumbled amid concerns about slowing global growth, accompanied by declining crude oil prices, which reached a 13-year low in February. Stocks moved higher into June, aided by a rebound in oil, generally better economic data and stimulus policies adopted by several central banks. Markets were rattled late in the period when the U.K. unexpectedly voted in favor of leaving the European Union. The so-called Brexit vote briefly weighed on the broad global stock market. Sovereign bond yields generally trended lower throughout the period in response to economic uncertainty and aggressive central bank actions.

There was broad dispersion in infrastructure subsector returns during the period. Midstream energy companies rose along with energy prices as declines in North American oil production began to help reduce excess inventories. The more defensive infrastructure subsectors advanced as declining bond yields made the stocks' relatively high dividend yields more attractive, and as investors sought to hold assets with relatively stable cash flows amid increased equity market volatility. Also, low bond yields are generally a positive for these capital-intensive businesses. The more economically sensitive infrastructure subsectors underperformed, and in some cases produced negative total returns.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Fund Performance

The Fund had a positive total return in the period and outperformed its linked blended benchmark on a NAV and market price basis. The largest contributor to relative performance was our substantial underweight and stock selection in marine ports, which had a negative total return amid signs of a slowdown in global trade. Stock selection in electric utilities also contributed, although this was partially offset by our underweight allocation to the underperforming subsector. Regulated electric utilities, particularly in the U.S., performed strongly as investors sought solid cash-flow generators amid decent, yet still tepid, economic data; the stocks further benefited from a belief that accommodative monetary policies will persist for the foreseeable future. Also, we did not own certain poorly performing Japan-based integrated utilities, which declined in the face of rising input costs and delays in restarting nuclear facilities. Stock selection in gas distribution also contributed, including substantial overweights in U.S.-based companies that investors favored for their sensitivity to interest-rate changes.

The largest detractor from relative performance was our stock selection and overweight allocation in communications. Eutelsat Communications declined materially after warning that its 2017 earnings would be 20% to 30% below prior guidance due to competitive pressures in its data and video businesses. We subsequently sold the position. Ei Towers and Cellnex Telecom fell as investors were disappointed with the slower-than-anticipated pace of consolidation in the European cell tower market.

Stock selection and our underweight in midstream energy also detracted. We did not own Spectra Energy and Oneok, two of the more commodity price-levered names. An out-of-index position in MPLX also detracted as the stock declined after the company, in a move to better manage its capital, guided for 12% to 15% distribution growth in 2016 compared to expectations for a 20% increase.

An out-of-index allocation to toll road and airport operator Ferrovial also detracted. The company, whose operations include London's Heathrow Airport, underperformed materially late in the second quarter due to concerns over the potential negative impact from the U.K. leaving the EU—concerns that we believe are exaggerated.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance during the six-month period ended June 30, 2016.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities contributed significantly to absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. With a notable exception of the U.K. pound, most currencies appreciated against the U.S. dollar. The Japanese yen was especially strong, rising nearly 20% in value compared to the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net tailwind for absolute returns.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2016, leverage represented 29% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2017, 2018 and 2019a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	29%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%[a]
Weighted Average Term on Financing	4.9 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms by three years expiring in 2020, 2021 and 2022. The weighted average rate on financing does not include the three year extension and will increase as the extended fixed-rate tranches become effective. The weighted average term of financing includes the three year extension.

b  Data as of June 30, 2016. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2016

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
NextEra Energy	$125,218,686	4.3
Crown Castle International Corp.	109,238,588	3.7
Transurban Group	100,060,764	3.4
American Tower Corp.	92,652,818	3.1
PG&E Corp.	86,103,180	2.9
Sempra Energy	85,023,802	2.9
Edison International	75,622,153	2.6
CMS Energy Corp.	72,781,930	2.5
Union Pacific Corp.	72,036,654	2.4
National Grid PLC	63,301,600	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
COMMON STOCK	112.5%
AUSTRALIA	6.8%
ELECTRIC—REGULATED ELECTRIC	1.0%
Spark Infrastructure Group[a]		11,618,785	$21,288,963
PIPELINES—C-CORP	1.0%
APA Group[a,b]		2,955,687	20,557,874
TOLL ROADS	4.8%
Transurban Group[a,b]		11,109,510	100,060,764
TOTAL AUSTRALIA			141,907,601
BRAZIL	1.6%
TOLL ROADS
CCR SA		6,481,723	33,898,747
CANADA	8.1%
PIPELINES—C-CORP	6.4%
Enbridge[b]		932,614	39,507,693
Keyera Corp.		732,900	22,418,985
Pembina Pipeline Corp.		305,336	9,278,603
TransCanada Corp.[b]		1,384,960	62,668,650
			133,873,931
RAILWAYS	1.7%
Canadian National Railway Co.		314,798	18,588,908
Canadian Pacific Railway Ltd[b]		136,385	17,558,665
			36,147,573
TOTAL CANADA			170,021,504
CHILE	0.3%
WATER
Aguas Andinas SA, Class A		12,000,000	6,889,518
CHINA	1.4%
TOLL ROADS
Jiangsu Expressway Co., Ltd., Class H (HKD)[a,b]		17,840,000	24,913,296
Zhejiang Expressway Co., Ltd., Class H (HKD)[a]		3,992,000	3,766,188
TOTAL CHINA			28,679,484

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
FRANCE	1.4%
AIRPORTS	0.5%
Aeroports de Paris[a]		90,746	$9,943,083
RAILWAYS	0.9%
Groupe Eurotunnel SAa		1,845,747	19,496,055
TOTAL FRANCE			29,439,138
HONG KONG	1.9%
ELECTRIC—REGULATED ELECTRIC
Power Assets Holdings Ltd.[a,b]		4,421,000	40,648,968
ITALY	6.4%
COMMUNICATIONS—TOWERS	0.9%
Ei Towers S.p.A.[a,b]		370,020	18,776,141
GAS DISTRIBUTION	2.6%
Snam S.p.A.[a,b]		9,222,848	55,138,129
TOLL ROADS	2.9%
Atlantia S.p.A.[a,b]		2,417,559	60,402,536
TOTAL ITALY			134,316,806
JAPAN	4.1%
ELECTRIC—INTEGRATED ELECTRIC	1.4%
Chugoku Electric Power Co. (The)[a]		1,215,100	15,447,739
Tohoku Electric Power Co.[a]		1,020,700	12,881,759
			28,329,498
GAS DISTRIBUTION	1.0%
Tokyo Gas Co., Ltd.[a,b]		5,233,000	21,605,792
RAILWAYS	1.7%
Central Japan Railway Co.[a,b]		64,400	11,454,412
West Japan Railway Co.[a]		378,000	23,955,100
			35,409,512
TOTAL JAPAN			85,344,802
MEXICO	3.6%
AIRPORTS	1.4%
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		2,966,061	30,491,981

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
PIPELINES—C-CORP	0.1%
Infraestructura Energetica Nova SAB de CV		286,423	$1,207,101
TOLL ROADS	2.1%
OHL Mexico SAB de CVc		17,580,307	21,539,604
Promotora y Operadora de Infraestructura SAB de CV		1,863,575	22,936,715
			44,476,319
TOTAL MEXICO			76,175,401
NEW ZEALAND	1.3%
AIRPORTS
Auckland International Airport Ltd.[a]		5,678,127	26,414,014
SINGAPORE	0.8%
MARINE PORTS
Hutchison Port Holdings Trust (USD)[a]		36,362,200	16,638,216
SPAIN	4.6%
COMMUNICATIONS—TOWERS	0.9%
Cellnex Telecom SAU, 144Aa,d		1,234,887	19,378,516
GAS DISTRIBUTION	1.3%
Enagas SAa		879,595	26,871,849
TOLL ROADS	2.4%
Abertis Infraestructuras SAa		1,388,358	20,516,566
Ferrovial SAa,b		1,533,778	30,028,246
			50,544,812
TOTAL SPAIN			96,795,177
SWITZERLAND	2.4%
AIRPORTS
Flughafen Zuerich AGa		278,630	49,309,427
UNITED KINGDOM	3.8%
ELECTRIC—REGULATED ELECTRIC	3.0%
National Grid PLC[a,b]		4,304,673	63,301,600
WATER	0.8%
United Utilities Group PLC[a,b]		1,225,377	16,984,114
TOTAL UNITED KINGDOM			80,285,714

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	64.0%
COMMUNICATIONS	10.3%
TELECOMMUNICATIONS	0.7%
AT&Tb,e		342,100	$14,782,141
TOWERS	9.6%
American Tower Corp.[b,e]		815,534	92,652,818
Crown Castle International Corp.[b,e]		1,076,985	109,238,588
			201,891,406
TOTAL COMMUNICATIONS			216,673,547
DIVERSIFIED	0.5%
Macquarie Infrastructure Co. LLC[b]		151,211	11,197,174
ELECTRIC	30.6%
INTEGRATED ELECTRIC	10.9%
Dominion Resources[b,e]		776,084	60,480,226
NextEra Energy[b,e]		960,266	125,218,686
NextEra Energy Partners LPb		554,152	16,835,138
Pattern Energy Group[b,e]		1,118,885	25,700,789
			228,234,839
REGULATED ELECTRIC	19.7%
Alliant Energy Corp.[b,e]		616,582	24,478,305
CMS Energy Corp.[b,e]		1,587,046	72,781,930
DTE Energy Co.[b,e]		276,397	27,396,471
Edison International[b,e]		973,634	75,622,153
Eversource Energy[b]		354,380	21,227,362
PG&E Corp.[b,e]		1,347,046	86,103,180
WEC Energy Group[b,e]		682,144	44,544,003
Xcel Energy[b,e]		1,388,445	62,174,567
			414,327,971
TOTAL ELECTRIC			642,562,810
GAS DISTRIBUTION	7.5%
Atmos Energy Corp.[b,e]		766,250	62,311,450
NiSource[b,e]		339,138	8,993,940
Sempra Energy[b,e]		745,692	85,023,802
			156,329,192

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
PIPELINES	8.8%
PIPELINES—C-CORP	4.6%
Cheniere Energy[c]		347,532	$13,049,826
Kinder Morgan[b,e]		1,789,283	33,495,378
SemGroup Corp., Class A		318,800	10,380,128
Targa Resources Corp.		151,298	6,375,698
Teekay Corp. (Unregistered)[a,d,f]		1,041,512	7,038,226
Williams Cos. (The)[b,e]		1,256,320	27,174,201
			97,513,457
PIPELINES—MLP	3.7%
Antero Midstream Partners LPb		576,300	16,061,481
Buckeye Partners LP		183,232	12,886,707
Enterprise Products Partners LPb		717,762	21,001,716
EQT Midstream Partners LP		210,916	16,936,555
Rice Midstream Partners LPb		473,200	9,667,476
			76,553,935
PIPELINES—OTHER	0.5%
CorEnergy Infrastructure Trust[b,e]		364,153	10,505,814
TOTAL PIPELINES			184,573,206
RAILWAYS	4.3%
CSX Corp.		671,664	17,516,997
Union Pacific Corp.[b,e]		825,635	72,036,654
			89,553,651
WATER	2.0%
American Water Works Co.[b,e]		484,540	40,948,475
TOTAL UNITED STATES			1,341,838,055
TOTAL COMMON STOCK (Identified cost—$1,838,343,746)			2,358,602,572
PREFERRED SECURITIES—$25 PAR VALUE	8.5%
UNITED KINGDOM	0.2%
BANKS—FOREIGN
National Westminster Bank PLC, 7.763%, Series C (USD)[b]		183,368	4,773,069

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	8.3%
BANKS	3.4%
Bank of America Corp., 6.20%, Series CC		112,525	$2,953,781
Bank of America Corp., 6.00%, Series EE		150,000	3,906,000
Bank of America Corp., 6.50%, Series Y		214,496	5,817,132
BB&T Corp., 5.625%		305,117	8,055,089
Capital One Financial Corp., 6.70%, Series D		145,825	4,126,847
Citigroup, 6.875%, Series K		160,000	4,552,000
Citigroup, 6.30%, Series S		120,000	3,204,000
Huntington Bancshares, 6.25%, Series D		157,000	4,231,150
JPMorgan Chase & Co., 6.10%, Series AAb		196,847	5,238,099
JPMorgan Chase & Co., 6.125%, Series Y		200,000	5,360,000
Regions Financial Corp., 6.375%, Series B		207,410	5,834,443
Wells Fargo & Co, 6.00%, Series Tb		150,000	4,038,000
Wells Fargo & Co., 5.85%[b]		240,000	6,621,600
Wells Fargo & Co., 5.70%, Series Wb		170,971	4,532,441
Wells Fargo & Co., 5.50%, Series X		150,000	3,867,000
			72,337,582
ELECTRIC	1.3%
INTEGRATED ELECTRIC	1.1%
Integrys Holdings, 6.00%, due 8/1/73[b]		234,338	6,341,772
NextEra Energy Capital Holdings, 5.70%, due 3/1/72, Series Gb		114,264	3,037,137
NextEra Energy Capital Holdings, 5.00%, due 1/15/73		92,865	2,432,134
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K		201,637	5,180,055
Southern Co./The, 6.25%, due 10/15/75[b]		200,000	5,576,000
			22,567,098
REGULATED ELECTRIC	0.2%
DTE Energy Co., 5.375%, due 6/1/76, Series B		202,000	5,256,040
TOTAL ELECTRIC			27,823,138

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
FINANCIAL	0.9%
DIVERSIFIED FINANCIAL SERVICES	0.3%
KKR & Co. LP, 6.75%, Series Ab		112,000	$3,002,720
State Street Corp., 5.35%, Series G		98,000	2,630,320
			5,633,040
INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 5.95%, Series D		115,000	3,086,600
Morgan Stanley, 6.375%, Series I		125,000	3,381,250
Morgan Stanley, 6.875%		210,732	6,056,438
			12,524,288
TOTAL FINANCIAL			18,157,328
INDUSTRIALS—CHEMICALS	0.5%
CHS, 7.10%, Series II		213,756	6,220,300
CHS, 6.75%[b]		167,931	4,786,033
			11,006,333
INSURANCE	0.4%
LIFE/HEALTH INSURANCE	0.1%
Prudential Financial, 5.75%, due 12/15/52		73,926	1,985,652
MULTI-LINE	0.2%
Hanover Insurance Group/The, 6.35%, due 3/30/53		82,237	2,123,360
Hartford Financial Services Group, 7.875%, due 4/15/42		103,055	3,247,263
			5,370,623
REINSURANCE	0.1%
Reinsurance Group of America, 6.20%, due 9/15/42[b]		70,718	2,104,568
TOTAL INSURANCE			9,460,843
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Qwest Corp., 7.375%, due 6/1/51[b]		130,000	3,460,600

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
REAL ESTATE—DIVERSIFIED	0.7%
Coresite Realty Corp., 7.25%, Series Ab		99,000	$2,618,550
Retail Properties of America, 7.00%		99,400	2,605,274
Saul Centers, 6.875%, Series C		79,140	2,113,038
VEREIT, 6.70%, Series Fb		247,888	6,420,299
			13,757,161
TECHNOLOGY—SOFTWARE	0.3%
eBay, 6.00%, due 2/1/56		220,400	5,856,028
UTILITIES	0.6%
Entergy New Orleans, 5.50%, due 4/1/66		93,000	2,497,050
SCE Trust IV, 5.375%, Series J		184,000	5,128,080
SCE Trust V, 5.45%, Series K		164,800	4,705,040
			12,330,170
TOTAL UNITED STATES			174,189,183
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$164,357,994)			178,962,252
PREFERRED SECURITIES—CAPITAL SECURITIES	14.4%
AUSTRALIA	0.5%
BANKS—FOREIGN	0.1%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (USD)[d]		2,000,000	2,068,494
INSURANCE—PROPERTY CASUALTY	0.3%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (USD)		4,000,000	4,285,000
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (USD)		1,800,000	1,834,188
			6,119,188
MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (USD)[d]		2,000,000	2,127,500
TOTAL AUSTRALIA			10,315,182
CANADA	0.4%
UTILITIES—ELECTRIC UTILITIES
Emera, 6.75%, due 6/15/76, Series 16-A (USD)		8,250,000	8,380,994

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
FRANCE	1.0%
BANKS—FOREIGN	0.5%
BNP Paribas, 7.195%, 144A (USD)[d]		3,000,000	$3,247,500
BNP Paribas SA, 7.625%, 144A (USD)[d]		2,800,000	2,807,000
Credit Agricole SA, 8.125%, 144A (USD)[b,d]		4,950,000	4,941,550
			10,996,050
INSURANCE	0.5%
LIFE/HEALTH INSURANCE	0.2%
La Mondiale Vie, 7.625% (USD)		3,250,000	3,442,985
MULTI-LINE—FOREIGN	0.3%
AXA SA, 8.60%, due 12/15/30 (USD)[b]		5,000,000	6,875,000
TOTAL INSURANCE			10,317,985
TOTAL FRANCE			21,314,035
GERMANY	0.2%
BANKS—FOREIGN
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[b,d]		4,000,000	4,672,000
ITALY	0.5%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75%, due 9/24/73, 144A (USD)[b,d]		8,635,000	9,854,694
JAPAN	0.9%
INSURANCE
LIFE/HEALTH INSURANCE	0.6%
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (USD)[b,d]		2,800,000	3,073,000
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (USD)[b,d]		4,400,000	4,645,432
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (USD)[b,d]		3,800,000	4,093,991
			11,812,423
LIFE/HEALTH INSURANCE—FOREIGN	0.3%
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (USD)[b,d]		6,600,000	7,241,850
TOTAL JAPAN			19,054,273

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
NETHERLANDS	0.7%
BANKS—FOREIGN	0.6%
Rabobank Nederland, 8.40% (USD)		2,000,000	$2,097,550
Rabobank Nederland, 11.00%, 144A (USD)[b,d]		8,120,000	9,713,550
			11,811,100
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.1%
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (USD)		2,200,000	2,278,496
TOTAL NETHERLANDS			14,089,596
SPAIN	0.1%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)		2,400,000	2,400,938
SWITZERLAND	0.7%
BANKS—FOREIGN	0.5%
Credit Suisse Group AG, 7.50%, 144A (USD)[d]		2,391,000	2,414,766
UBS Group AG, 6.875% (USD)		3,400,000	3,336,250
UBS Group AG, 7.125% (USD)		5,046,000	5,029,197
			10,780,213
INSURANCE—REINSURANCE—FOREIGN	0.2%
Aquarius + Investments PLC, 8.25% (USD)		4,000,000	4,246,456
TOTAL SWITZERLAND			15,026,669
UNITED KINGDOM	2.5%
BANKS—FOREIGN
Barclays PLC, 8.25% (USD)		5,161,000	5,067,586
HBOS Capital Funding LP, 6.85% (USD)		2,400,000	2,400,900
HSBC Capital Funding LP, 10.176%, 144A (USD)[b,d]		9,750,000	14,049,750
HSBC Holdings PLC, 6.875% (USD)		3,800,000	3,790,500
Lloyds Banking Group PLC, 7.50% (USD)		7,134,000	6,991,320
Nationwide Building Society, 10.25%, due 12/6/99 (GBP)		6,030,000	9,939,890
Royal Bank of Scotland Group PLC, 7.50% (USD)		3,500,000	3,211,250
Royal Bank of Scotland Group PLC, 7.648% (USD)[b]		2,404,000	2,848,740
Royal Bank of Scotland Group PLC, 8.00% (USD)		3,500,000	3,272,500
TOTAL UNITED KINGDOM			51,572,436

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	6.9%
BANKS	3.9%
AgriBank FCB, 6.875%[b]		37,000	$3,904,658
Bank of America Corp., 6.10%, Series AA		1,013,000	1,029,461
Bank of America Corp., 6.30%, Series DD		4,500,000	4,792,500
Bank of America Corp., 6.50%, Series Zb		5,169,000	5,511,446
Citigroup, 6.125%, Series Rb		2,225,000	2,261,156
Citigroup, 6.25%, Series T		4,100,000	4,217,875
CoBank ACB, 6.25%, 144Ab,d		52,500	5,443,594
CoBank ACB, 6.25%, Series I		2,866,000	3,028,855
Farm Credit Bank of Texas, 6.75%, 144Ab,d		35,300	3,683,336
Farm Credit Bank of Texas, 10.00%, Series Ib		7,000	8,314,687
JPMorgan Chase & Co., 7.90%, Series Ib		7,220,000	7,373,425
JPMorgan Chase & Co., 6.75%, Series Sb		6,000,000	6,615,000
JPMorgan Chase & Co., 5.30%, Series Z		4,850,000	4,843,938
PNC Financial Services Group, 6.75%		3,000,000	3,352,200
US Bancorp, 5.125%, Series I		2,100,000	2,163,000
Wells Fargo & Co., 7.98%, Series Kb		8,250,000	8,641,875
Wells Fargo & Co., 5.875%, Series Ub		7,320,000	7,814,100
			82,991,106
ELECTRIC—INTEGRATED	0.2%
Southern California Edison Co, 6.25%, Series E		4,150,000	4,575,375
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.1%
National Rural Utilities Cooperative Finance Corp., 5.25%, due 4/20/46		1,764,000	1,809,495
FOOD	0.3%
Dairy Farmers of America, 7.875%, 144Ab,d,f		60,000	6,360,000
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.7%
General Electric Co., 5.00%, Series Db		13,407,000	14,241,586
INSURANCE	1.1%
LIFE/HEALTH INSURANCE	0.9%
MetLife, 5.25%, Series C		3,200,000	3,184,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Ab,d		4,500,000	5,388,750
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ab,d		6,500,000	8,936,285
			17,509,035

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

		Number of Shares/Units	Value
PROPERTY CASUALTY	0.2%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Ad		4,500,000	$4,916,250
TOTAL INSURANCE			22,425,285
INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)[b,d]		9,989	11,815,114
TOTAL UNITED STATES			144,217,961
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$277,271,162)			300,898,778
		Principal Amount
CORPORATE BONDS—UNITED STATES	0.6%
INTEGRATED TELECOMMUNICATIONS SERVICES
Embarq Corp., 7.995%, due 6/1/36[b]		$8,338,000	8,369,267
Frontier Communications Corp., 9.00%, due 8/15/31[b]		4,099,000	3,625,053
TOTAL CORPORATE BONDS (Identified cost—$12,449,765)			11,994,320
		Number of Shares/Units
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.14%[g]		40,400,000	40,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$40,400,000)			40,400,000
TOTAL INVESTMENTS (Identified cost—$2,332,822,667)	137.9%		2,890,857,922
LIABILITIES IN EXCESS OF OTHER ASSETS	(37.9)		(794,604,775)
NET ASSETS (Equivalent to $24.57 per share based on 85,319,794 shares of common stock outstanding)	100.0%		$2,096,253,147

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

Glossary of Portfolio Abbreviations

GBP  Great British Pound

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 35.1% of the net assets of the Fund, of which 34.8% have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

b  All or a portion of the security is pledged as collateral in connection with the Fund's credit agreement. $1,725,639,266 in aggregate has been pledged as collateral.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 7.1% of the net assets of the Fund, of which 0.6% are illiquid.

e  A portion of the security has been rehypothecated in connection with the Fund's credit agreement. $787,088,406 in aggregate has been rehypothecated.

f  Illiquid security. Aggregate holdings equal 0.6% of the net assets of the Fund.

g  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2016 (Unaudited)

Sector Summary	% of Managed Assets
Electric (Common)	27.0
Pipelines (Common)	11.6
Toll Roads (Common)	10.8
Gas Distribution (Common)	8.8
Communications (Common)	8.6
Railways (Common)	6.1
Banks (Preferred)	5.3
Other	4.9
Airports (Common)	3.9
Banks—Foreign (Preferred)	3.4
Insurance (Preferred)	2.3
Water (Common)	2.2
Utilities (Preferred)	1.0
Industrials (Preferred)	0.9
Electric—Integrated (Preferred)	0.9
Financial (Preferred)	0.7
Marine Ports (Common)	0.6
Integrated Telecommunications Services (Preferred)	0.5
Real Estate (Preferred)	0.5
100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,332,822,667)	$2,890,857,922
Cash	40,701,694
Foreign currency, at value (Identified cost—$8,177,402)	8,182,311
Receivable for:
Investment securities sold	15,317,438
Dividends and interest	12,480,507
Other assets	70,112
Total Assets	2,967,609,984
LIABILITIES:
Payable for:
Credit agreement	850,000,000
Investment securities purchased	16,766,408
Investment management fees	2,012,482
Dividends declared	1,831,689
Interest expense	89,516
Administration fees	88,336
Directors' fees	381
Other liabilities	568,025
Total Liabilities	871,356,837
NET ASSETS	$2,096,253,147
NET ASSETS consist of:
Paid-in capital	$1,475,985,121
Dividends in excess of net investment income	(8,058,275)
Accumulated undistributed net realized gain	70,572,579
Net unrealized appreciation	557,753,722
$2,096,253,147
NET ASSET VALUE PER SHARE:
($2,096,253,147 ÷ 85,319,794 shares outstanding)	$24.57
MARKET PRICE PER SHARE	$21.42
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(12.82)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (Unaudited)

Investment Income:
Dividend income (net of $2,003,120 of foreign withholding tax)	$44,782,711
Interest income (net of $9,249 of foreign withholding tax)	8,921,729
Rehypothecation income	90,740
Total Investment Income	53,795,180
Expenses:
Investment management fees	11,791,555
Interest expense	8,127,678
Administration fees	717,357
Shareholder reporting expenses	276,526
Custodian fees and expenses	164,471
Professional fees	90,656
Directors' fees and expenses	74,060
Line of credit fees	56,414
Transfer agent fees and expenses	11,758
Miscellaneous	113,328
Total Expenses	21,423,803
Net Investment Income	32,371,377
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	47,784,205
Foreign currency transactions	470,980
Net realized gain	48,255,185
Net change in unrealized appreciation (depreciation) on:
Investments	188,508,464
Foreign currency translations	(106,683)
Net change in unrealized appreciation (depreciation)	188,401,781
Net realized and unrealized gain (loss)	236,656,966
Net Increase in Net Assets Resulting from Operations	$269,028,343

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
From Operations:
Net investment income	$32,371,377	$57,721,313
Net realized gain	48,255,185	147,206,106
Net change in unrealized appreciation (depreciation)	188,401,781	(374,729,359)
Net increase (decrease) in net assets resulting from operations	269,028,343	(169,801,940)
Dividends and Distributions to Shareholders from:
Net investment income	(68,255,835)	(61,505,098)
Net realized gain	—	(75,190,637)
Total dividends and distributions to shareholders	(68,255,835)	(136,695,735)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(8,340,715)
Total increase (decrease) in net assets	200,772,508	(314,838,390)
Net Assets:
Beginning of period	1,895,480,639	2,210,319,029
End of period[a]	$2,096,253,147	$1,895,480,639

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $8,058,275 and $27,826,183, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2016 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$269,028,343
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(785,088,160)
Net purchases, sales and maturities of short-term investments	(21,200,000)
Net amortization of premium investments	291,155
Proceeds from sales and maturities of long-term investments	869,602,008
Net increase in dividends and interest receivable and other assets	(849,893)
Net increase in interest expense payable, accrued expenses and other liabilities	170,625
Net change in unrealized appreciation on investments	(188,508,464)
Net realized gain on investments	(47,784,205)
Cash provided by operating activities	95,661,409
Cash Flows from Financing Activities:
Dividends and distributions paid	(68,378,811)
Increase in cash	27,282,598
Cash at beginning of period (including foreign currency)	21,601,407
Cash at end of period (including foreign currency)	$48,884,005

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2016, interest paid was $8,127,413.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.22	$25.79	$23.43	$20.58	$17.86	$18.53
Income (loss) from investment operations:
Net investment income	0.38 [a]	0.68 [a]	0.72 [a]	0.61 [a]	0.80	0.91
Net realized and unrealized gain (loss)	2.77	(2.66)	3.12	3.67 [b]	3.36	(0.14)
Total from investment operations	3.15	(1.98)	3.84	4.28	4.16	0.77
Less dividends and distributions to shareholders from:
Net investment income	(0.80)	(0.72)	(0.69)	(0.71)	(0.92)	(1.02)
Net realized gain	—	(0.88)	(0.79)	(0.73)	—	—
Return of capital	—	—	—	—	(0.52)	(0.42)
Total dividends and distributions to shareholders	(0.80)	(1.60)	(1.48)	(1.44)	(1.44)	(1.44)
Anti-dilutive effect from the repurchase of shares	—	0.01	—	0.01	—	—
Net increase (decrease) in net asset value	2.35	(3.57)	2.36	2.85	2.72	(0.67)
Net asset value, end of period	$24.57	$22.22	$25.79	$23.43	$20.58	$17.86
Market value, end of period	$21.42	$19.08	$22.72	$20.60	$18.75	$15.80
Total net asset value return[c]	14.90%[d]	–6.85%	17.27%	22.30%	24.65%	4.88%
Total market value return[c]	16.65%[d]	–9.21%	17.51%	18.02%	28.37%	4.71%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2016	2015	2014	2013	2012	2011
Net assets, end of period (in millions)	$2,096.3	$1,895.5	$2,210.3	$2,007.7	$1,769.4	$1,535.2
Ratio of expenses to average daily net assets (before expense reduction)	2.22%[e]	2.11%	2.01%	2.23%	2.07%	2.18%
Ratio of expenses to average daily net assets (net of expense reduction)	2.22%[e]	2.11%	2.01%	2.23%	2.06%	2.09%
Ratio of expenses to average daily net assets (excluding interest expense)	1.38%[e]	1.35%	1.30%	1.42%	1.44%	1.41%
Ratio of net investment income to average daily net assets (before expense reduction)	3.36%[e]	2.73%	2.78%	2.77%	4.34%	5.18%
Ratio of net investment income to average daily net assets (net of expense reduction)	3.36%[e]	2.73%	2.78%	2.77%	4.35%	5.27%
Ratio of expenses to average daily managed assets (before expense reduction)[f]	1.54%[e]	1.50%	1.46%	1.57%	1.40%	1.44%
Ratio of expenses to average daily managed assets (net of expense reduction)[f]	1.54%[e]	1.50%	1.46%	1.57%	1.38%	1.38%
Portfolio turnover rate	29%[d]	58%	33%	58%	49%	40%
Credit Agreement:
Asset coverage ratio for credit agreement	347%	323%	360%	336%	321%	292%[g]
Asset coverage per $1,000 for credit agreement	$3,466	$3,230	$3,600	$3,362	$3,212	$2,919

a  Calculation based on average shares outstanding.

b  Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.65 and the total return on a net asset value basis would have been 22.23%.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

g  For the period June 1, 2009 through October 7, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of December 31, 2011 was caused by a decrease in market value and is not deemed to be a violation of Section 18(a)(1) of the 1940 Act.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2016, there were $592,173,627 of securities transferred from Level 1 to Level 2, which resulted from the Fund utilizing foreign equity pricing procedures as of June 30, 2016.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Brazil	$33,898,747	$33,898,747	$—	$—
Canada	170,021,504	170,021,504	—	—
Chile	6,889,518	6,889,518	—	—
Mexico	76,175,401	76,175,401	—	—
United States	1,341,838,055	1,334,799,829	—	7,038,226	[a]
Other Countries	729,779,347	—	729,779,347	—
Preferred Securities— $25 Par Value:
United States	174,189,183	167,847,411	6,341,772	—
Other Countries	4,773,069	4,773,069	—	—
Preferred Securities— Capital Securities:
United States	144,217,961	—	137,857,961	6,360,000	[b]
Other Countries	156,680,817	—	156,680,817	—
Corporate Bonds	11,994,320	—	11,994,320	—
Short-Term Investments	40,400,000	—	40,400,000	—
Total Investments[c]	$2,890,857,922	$1,794,405,479	$1,083,054,217	$13,398,226

a  Private placement in a public equity classified as Level 3 is valued at a discount to quoted market price to reflect limited liquidity.

b  Level 3 investment is valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— United States	Preferred Securities— Capital Securities— United States
Balance as of December 31, 2015	$6,313,128	$—	$6,313,128
Purchases	8,665,380	8,665,380	—
Change in unrealized appreciation (depreciation)	(1,580,282)	(1,627,154)	46,872
Balance as of June 30, 2016	$13,398,226	$7,038,226	$6,360,000

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2016 which were valued using significant unobservable inputs (Level 3) amounted to $(1,580,282).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2016	Valuation Technique	Unobservable Inputs	Input Value
Common Stock—United States	$7,038,226	Market Price Less Discount	Liquidity Discount	5.22%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Common Stock—United States is a discount to quoted market prices to reflect limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

This Fund has a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2016, the investment manager considers it likely that a significant portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund's taxable income after December 31, 2016, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2016, the Fund incurred $526,082 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $17,815 for the six months ended June 30, 2016.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2016, totaled $799,489,495 and $880,756,274, respectively.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$2,332,822,667
Gross unrealized appreciation	$608,582,564
Gross unrealized depreciation	(50,547,309)
Net unrealized appreciation	$558,035,255

As of December 31, 2015, the Fund had a net short-term capital loss carryforward of $21,058,495 which may be used to offset future capital gains. These losses will expire on December 31, 2016. All of the net capital loss carryforward was acquired from the Fund's merger with Cohen & Steers REIT and Utility Income Fund, Inc. Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 8, 2015, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2016, through the fiscal year ended December 31, 2016.

During the six months ended June 30, 2016, the Fund did not effect any repurchases. During the year ended December 31, 2015, the Fund repurchased 368,604 Treasury shares of its common stock at an average price of $22.63 per share (including brokerage commissions) at a weighted average discount of 12.7%. These repurchases, which had a total cost of $8,340,715, resulted in an increase of $0.01 to the Fund's net asset value per share.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. The Fund also pays a fee of 0.55% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

On February 24, 2015, the Fund entered into an amendment to the credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches of the credit agreement by three years to 2020, 2021 and 2022, respectively. The new rates will increase and become effective upon maturity date of the current fixed rate tranches. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2016, the Fund had outstanding borrowings of $850,000,000. During the six months ended June 30, 2016, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 1.9%. As of June 30, 2016, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $787,088,406. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2016. During the six months ended June 30, 2016, the Fund earned $90,740 in fees from rehypothecated securities.

Note 8. Other Risks

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund's investments in foreign securities will be subject to foreign currency risk, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund's foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, over-the-counter (OTC) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments of emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company's capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below Investment Grade Securities Risk: Lower-rated securities, or equivalent unrated securities, which are commonly known as "high-yield bonds" or "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2016. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Joseph M. Harvey	76,905,784.127	2,197,723.900
Gerald J. Maginnis	76,881,422.976	2,222,085.051
Richard J. Norman	76,824,303.709	2,279,204.318
Frank K. Ross	76,777,927.346	2,325,580.681

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2016) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
8.88%	12.62%	8.80%	10.47%	10.41%	11.85%	9.21%	8.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS INFRASTRUCTURE FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting of the Independent Directors held on June 7, 2016 and at a meeting of the full Board of Directors held in person on June 15, 2016, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2017 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the Investment Manager) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, particularly noting the potential benefit that the portfolio managers' work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Fund changed its investment strategies and benchmark effective January 1, 2010. For comparative purposes, the Fund's prior benchmark is used for the period it was in place and the current benchmark is used since the date of the change. The Board of Directors noted that the Fund outperformed the Peer Funds' medians for the one-, three-, five- and ten-year periods ended March 31, 2016, ranking first in the group for all periods. There were four Peer Funds included in the group for the one- and three-year periods and three Peer Funds included in the group for the five- and ten-year periods. The Board of Directors noted that the Fund underperformed its linked benchmark for the one-year period and outperformed its linked benchmark for the three-, five- and ten-year periods ended March 31, 2016. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds. The Board of Directors then determined that Fund performance, in light of all considerations noted above, supported the continuation of the Management Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at both the managed and common asset levels, were lower than the Peer Funds' medians. The Board of Directors noted that the Fund's contractual management fee at managed asset levels was lower than the Peer Funds' median. The Board of Directors also noted that the Fund's total expense ratios at managed and common asset levels, including investment related expenses, were lower than the Peer Funds' medians, ranking two out of four for each. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels, excluding investment related expenses, were lower than the Peer Funds' medians, ranking first out of four funds for each. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. In light of the considerations above, the Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager for investment services provided to the Fund and not by the Fund and are affiliates of the Investment Manager, the Board of Directors considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors' separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

William F. Scapell
Vice President

Yigal D. Jhirad
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

UTFSAR

Semiannual Report June 30, 2016

Cohen & Steers Infrastructure Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	September 8, 2016